UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2025

JBT Marel Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

John Bean Technologies Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 2, 2025, JBT Marel Corporation (f/k/a John Bean Technologies Corporation), a Delaware corporation (the “Company” or “JBT Marel”), completed its previously announced voluntary takeover offer (the “Offer”) to acquire all issued and outstanding shares (other than treasury shares) of Marel hf., a public limited liability company incorporated under the laws of Iceland (“Marel”). The Offer was made pursuant to the Transaction Agreement, dated April 4, 2024 (the “Transaction Agreement”), by and among the Company, John Bean Technologies Corporation Europe B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands and a wholly owned subsidiary of the Company, and Marel. The transactions contemplated by the Transaction Agreement, including the Offer, are herein referred to as the “Transaction.”

On January 7, 2025, JBT Marel filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the Offer. Under Item 9.01 of the Initial 8-K, in reliance on the instructions to such Item, the Company stated that (a) the financial statements of the business acquired required by Item 9.01(a) would be filed by amendment to the Initial 8-K no later than 71 calendar days after the date on which the Initial 8-K was required to be filed, and (b) the pro forma financial information required by Item 9.01(b) would be filed by amendment to the Initial 8-K no later than 71 calendar days after the date on which the Initial 8-K was required to be filed. Accordingly, this Current Report on Form 8-K/A (this “Amendment”) amends the Initial 8-K to provide the requisite financial statements of Marel and pro forma financial information. The Pro Forma Financial Information (as defined below) attached hereto as Exhibit 99.3 amends and supersedes the unaudited pro forma condensed combined financial information previously filed by the Company on November 15, 2024.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The consolidated financial statements of Marel as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 and the related notes thereto and, with respect to the years ended December 31, 2023 and 2022, the related report of KPMG Accountants N.V., Marel’s independent auditors, were included in the Company’s Registration Statement on Form S-4/A (File No. 333-279438), filed with the SEC on June 24, 2024 and declared effective on June 25, 2024, and are incorporated by reference into this Item 9.01(a) as Exhibit 99.1, except that Marel’s consolidated financial statements for the year ended December 31, 2021 and the related portions of the notes thereto are not incorporated by reference.

The unaudited condensed consolidated interim financial statements of Marel as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023 and the related notes thereto were filed on the Company’s Current Report on Form 8-K, filed with the SEC on November 15, 2024, and are incorporated by reference into this Item 9.01(a) as Exhibit 99.2.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined financial information giving effect to the Transaction (the “Pro Forma Financial Information”), which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2024, the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2024 and the year ended December 31, 2023 and the related notes thereto, previously filed by the Company on November 15, 2024, have been amended to reflect certain updated assumptions and additional clarifications that are utilized in the calculations of the Pro Forma Financial Information, including with respect to the following:

1.

Impact of the closing of the Offer on the preliminary estimated Transaction Consideration (as defined therein) and on the preliminary Purchase Price Allocation (as defined therein), as described in the Pro Forma Financial Information.

2.	Impact of Transaction Financing (as defined therein) and related costs, as described in the Pro Forma Financial Information.

3.

Conversion of Marel’s historical consolidated financial information from IFRS (as defined therein) to GAAP (as defined therein) and Policy Adjustments (as defined therein), as described in the Pro Forma Financial Information, which now provides added clarification around the gross impact of such conversion, including impact of the adjustments on Marel’s historical amortization and impairment expense.

The Pro Forma Financial Information is attached hereto as Exhibit 99.3 and incorporated herein by reference.

The Pro Forma Financial Information included in this Amendment has been presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have been realized had the Transaction occurred as of the dates indicated, nor is it meant to be indicative of any anticipated combined financial position or future results of operations that the combined company will experience after the Transaction.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG Accountants N.V., independent auditors of Marel hf.

99.1	The consolidated financial statements of Marel as of December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 and the related notes thereto and, with respect to the years ended December 31, 2023 and 2022, the related report of KPMG Accountants N.V., Marel’s independent auditors (incorporated by reference to the Company’s Registration Statement on Form S-4 (File No. 333-279438), filed with the SEC on June 24, 2024 and declared effective on June 25, 2024), except that Marel’s consolidated financial statements for the year ended December 31, 2021 and the related portions of the notes thereto are not incorporated by reference.

99.2	The unaudited condensed consolidated interim financial statements of Marel as of September 30, 2024 and for the nine months ended September 30, 2024 and 2023 and the related notes thereto (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on November 15, 2024).

99.3	The unaudited pro forma condensed combined financial information giving effect to the Transaction, which includes the unaudited pro forma condensed combined balance sheet as of September 30, 2024, the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2024 and the year ended December 31, 2023 and the related notes.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

IMPORTANT NOTICES

This Current Report is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In particular, this Current Report is not an offer of securities for sale in the United States, Iceland, the Netherlands or Denmark.

IMPORTANT ADDITIONAL INFORMATION

No offer of JBT Marel securities shall be made except by means of a prospectus, or an exemption from a prospectus, meeting the requirements of the applicable European regulations, including the Icelandic Prospectus Act no. 14/2020. In connection with the offering of JBT Marel shares to the shareholders of Marel, JBT Marel filed with the Financial Supervisory Authority of the Central Bank of Iceland (the “FSA”) a prospectus which has been approved by the FSA. You may obtain a free copy of the prospectus on the FSA’s website at www.fme.is and on JBT Marel’s website at https://www.jbtc.com/jbt-marel-offer-launch/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT MAREL CORPORATION

By:	/s/ Matthew J. Meister
Name:	Matthew J. Meister
Title:	Executive Vice President and Chief Financial Officer

Dated: January 22, 2025